SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Small Cap VIP
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Deutsche Global Small Cap VIP
Effective October 1, 2017, Deutsche Global Small Cap VIP pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.80% of the fund’s average daily net assets.
Effective October 1, 2017, the following waivers are in effect:
For Deutsche Global Small Cap VIP, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.78% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for Class A shares. The agreement may only be terminated with the consent of the fund's Board.
For Deutsche Global Small Cap VIP, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.06% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for Class B shares. The agreement may only be terminated with the consent of the fund's Board.

Effective October 1, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Global Small Cap VIP	0.80%
Please Retain This Supplement for Future Reference
September 26, 2017
SAISTKR-383